Other income and expenses, net	12 Months Ended
Dec. 31, 2019
Other income and expenses, net
Other income and expenses, net

9      Other income and expenses, net

	2019	2018	2017
Tax credits (i)	4,721	37,582	57
Remeasurement of environmental obligations (ii)	2,477	12,078	433
Commodities derivative financial instruments	(833)	17,528	(18,785)
Gain (loss) on sale of property, plant and equipment (ii)	(857)	(9,884)	(694)
Gain on sale of investments	—	348	4,588
Contribution to communities	(5,205)	(13,445)	(12,947)
(Provision) reversal of legal claims	(4,424)	(3,671)	258
Mining obligations	(14,012)	(12,637)	(11,498)
Other operating income (expenses), net	(8,888)	(6,440)	(9,299)
	(27,021)	21,459	(47,887)

(i)

On October 2018, a final decision by the Regional Federal Court (TRF) granted NEXA BR the right to recover federal tax credits recognized as "Other assets" in the amount of USD 59,686, being USD 33,653 principal amount and recognized at "Other income and expenses, net" and USD 26,033 corresponding to interest and recognized as "Financial income". The credits recognized will be used to reduce future federal tax payments.

(ii)

On May 21, 2018, the Company entered into an agreement to sell assets and transfer certain liabilities of the Fortaleza de Minas facility. The transaction resulted in the recognition of a loss of USD 9,615 on the sale of property, plant and equipment and intangible assets and a gain of USD 13,009 related to the reversal of the related asset retirement obligation.